SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 7, 1999


                         NATIONAL HOME HEALTH CARE CORP.
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               (Exact Name of Registrant as Specified in Charter)


               Delaware                 0-12927            22-2981141
     (State or Other Jurisdiction     (Commission        (IRS Employer
           of Incorporation)           File No.)      Identification No.)




700 White Plains Road, Suite 275, Scarsdale, New York             10583
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (914) 722-9000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                  This Amendment No. 1 to the Report on Form 8-K is being filed to provide additional information required by Item 4.

Item 4.           Changes in Registrant's Certifying Accountant.
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                  On July 7, 1999, the Company dismissed Richard A. Eisner &
Company, LLP ("Eisner") as the Company's independent public accountants.

                  On July 7, 1999, the Company selected Holtz Rubenstein & Co., LLP ("Holtz Rubenstein") to replace Eisner as the Company's independent public accountants. The decision to change auditors was approved by the Audit Committee of the Board of Directors.

                  Eisner's report on the financial statements of the Company for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the Company's two most recent fiscal years, and the subsequent interim period through July 7, 1999, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreements in connection with its audit report with respect to financial statements of the Company.

                  During the Company's two most recent fiscal years, and the subsequent interim period through July 7, 1999, there was no disagreement or difference of opinion with Eisner regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                  The Company has provided Eisner with a copy of this Report, and has requested that Eisner furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company. Such letter is attached hereto as Exhibit 16.

                  During the two most recent fiscal years and the subsequent interim period through July 7, 1999, neither the Company nor anyone on behalf of the Company consulted Holtz Rubenstein regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)      Financial statements of business acquired: Not Applicable.

          (b)      Pro forma financial statements: Not Applicable.

          (c)      Exhibits:

                   16. Letter of Richard A. Eisner & Company, LLP re: change in certifying accountant.




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



                                   SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NATIONAL HOME HEALTH CARE CORP.


Date:    July 27, 1999                       By:  /s/ Steven Fialkow
                                                  ------------------------------
                                                      Steven Fialkow, President





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



                                 EXHIBIT INDEX
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Exhibit
Number           Description
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16.              Letter of Richard A. Eisner & Company, LLP re: change in
                 certifying accountant.


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